EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------
                        (1991 Stock Incentive Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of HOMETOWN BUFFET, INC., does hereby constitute and appoint C. DENNIS SCOTT and GLENN E. GLASSHAGEL, and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of HomeTown Buffet, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable HomeTown Buffet, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of HomeTown Buffet, Inc. issuable pursuant to the 1991 Stock Incentive Plan, as amended, including specifically, but without limitation thereto, power and authority to sign his or her name (whether on behalf of HomeTown Buffet, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: July 25, 1996


C. DENNIS SCOTT                        PHILIP FRIEDMAN
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C. Dennis Scott                        Philip Friedman


NEAL L. WICHARD                        REBECCA MCKINNON
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Neal L. Wichard                        Rebecca McKinnon


DR. CHRISTIAN F. HORN                  PHILLIP RATNER
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Dr. Christian F. Horn                  Phillip Ratner


KERRY A. KRAMP
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Kerry A. Kramp